Exhibit 10.8(a)

June 1, 2013

Rabar Market Research, Inc.

10 Bank Street, Suite 830

White Plain, New York 10606-1933

Attn: Mr. Paul Rabar

Re:	Management Agreement Renewals

Dear Mr. Rabar

We are writing with respect to your management agreements concerning the commodity pools to which reference is made below (the “Management Agreements”). We are extending the term of the Management Agreements through June 30, 2014 and all other provisions of the Management Agreements will remain unchanged.

•	Rabar Master Fund L.P.

•	Westport Futures Fund L.P.

•	Tidewater Futures Fund L.P.

Please acknowledge receipt of this modification by signing one copy of this letter and returning it to the attention of Mr. Damian George at the address above or fax to 212-296-6868. If you have any questions I can be reached at 212-296-1292.

Very truly yours,

CERES MANAGED FUTURES LLC

By:	/s/ Damian George
Damian George
Chief Financial Officer and Director

JOHN W. HENRY & COMPANY, INC

By:	/s/ Paul Rabar

Print Name:	Paul Rabar

DG/sr